SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 10, 2009


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       0-28074                                            04-3130648
(Commission File Number)                    (I.R.S. Employer Identification No.)


        131 Dartmouth Street
             Boston, MA                                           02116
(Address of Principal Executive Offices)                        (Zip Code)


                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2009, Stephen P. Sarno, Controller and Chief Accounting Officer of Sapient Corporation (the "Company" or "Sapient"), informed the Company that he is resigning from Sapient, effective September 4, 2009, to pursue other opportunities.

Also effective as of September 4, 2009, Joseph S. Tibbetts, Jr., Sapient's Senior Vice President and Chief Financial Officer, will assume the additional role of Chief Accounting Officer. Consistent with other Company officer positions, the term of office for the Chief Accounting Officer is not specified.

Mr. Tibbetts, who is 56 years old, has served as Chief Financial Officer since joining the Company in October 2006. Prior to Sapient, Mr. Tibbetts was the Chief Financial Officer of Novell, Inc., from 2003 to 2006, and also held a variety of senior financial management positions at Charles River Ventures, Lightbridge, Inc., and SeaChange International, Inc. Additionally, Mr. Tibbetts was formerly a partner with Price Waterhouse LLP.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 14, 2009                   SAPIENT CORPORATION
                                            (Registrant)


                                        By: /s/ Kyle A. Bettigole
                                            ------------------------------------
                                            Assistant Secretary